Exhibit 10.1

THIRD AMENDMENT TO THE RIDER TO AMENDED AND RESTATED

REVENUE SHARING AND NOTE PURCHASE AGREEMENT

September 21, 2021

Reference is hereby made to: (a) the Revenue Sharing and Note Purchase Agreement, originally dated as of February 14, 2014, and amended and restated as of December 24, 2014 (as so amended and restated, the “Original Agreement”; and, the Original Agreement, as supplemented by the Amended Rider referred to below and otherwise amended, restated, supplemented or modified from time to time, the “Agreement”), by and among ANDREA ELECTRONICS CORPORATION, a New York corporation (the “Company”), AND34 FUNDING LLC, as collateral agent (the “Collateral Agent”), and the financial institutions party thereto as “Purchasers”; and (b) the Rider to the Amended and Restated Revenue Sharing and Note Purchase Agreement, originally dated as of August 10, 2016 as amended by that certain First Amendment to the Rider to Amended and Restated Revenue Sharing and Note Purchase Agreement dated October 24, 2017 and that certain Second Amendment to the Rider to the Amended and Restated Revenue Sharing and Note Purchase Agreement dated May 10, 2019 (as amended or modified from time to time, the “Original Rider”), by and among the Company, the Collateral Agent and the Purchasers party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Agreement as supplemented by the Original Rider.

This Third Amendment to the Original Rider (this “Third Amendment”; together with the Original Rider, as amended by this Third Amendment, the “Amended Rider”) is dated as of September 21, 2021, and, upon execution by the parties identified on the signature pages hereto, will hereafter be part of the Original Agreement and the Original Rider.

WHEREAS, the Company has requested to amend the Original Rider as contemplated hereby; and

WHEREAS, the Collateral Agent, the Revenue Participants party hereto and the Noteholders party hereto are willing to amend the Original Rider, subject to the terms and conditions set forth below.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree to amend the Original Rider as follows:

1.                Amendment to Section C.l.3 to the Original Rider. Section C.1.3 of the Original Rider is hereby amended to replace the reference of “$100,000” to “$40,000”.

2.                Amendment to Section C.3.1 of the Original Rider. Section C.3.1 of the Original Rider is hereby amended to replace the reference of “August 31, 2020” (as amended to August 31, 2022 in the Second Amendment of the Original Rider) to “June 20, 2023”.

3.                Reaffirmation of Original Rider and the Agreement. Except as expressly amended hereby, each of the Original Rider and the Original Agreement, as amended by the Original Rider, and the other Documents shall continue in full force and effect. This Third Amendment, the Original Agreement and the Original Rider shall hereafter be read and construed together as a single document, and all references in the Agreement, any other Document or any agreement or instrument related to the Agreement shall hereafter refer to the Original Agreement as amended by the Amended Rider. This Third Amendment and the Amended Rider each shall constitute a Document.

Exhibit 10.1

4.                Incorporation by Reference. EACH PARTY HERETO HEREBY AGREES THAT THE PROVISIONS OF SECTIONS 9.7, 9.8 and 9.9 OF THE ORIGINAL AGREEMENT SHALL APPLY TO THIS THIRD AMENDMENT AND THE AMENDED RIDER.

5.                Execution in Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic .pdf copy of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment. The Collateral Agent may also require that any such documents and signatures delivered by electronic .pdf copy be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by electronic .pdf copy.

[signature pages follow]

Exhibit 10.1

IN WITNESSS WHEREOF, the parties hereto have caused this Third Amendment to the Original Rider to the Original Agreement to be duly executed and delivered as of the day of the year first above written.

ANDREA ELECTRONICS CORPORATION,

as the Company

By:___/s/ Corisa. L. Guiffre________________

Name: Corisa L. Guiffre

Title: Vice President and CFO

AND34 FUNDING LLC,

as a Revenue Participant

By: ___/s/ Radhika Hulyalkar_______________

Name: Radhika Hulyalkar

Title: Deputy Chief Financial Officer

AND34 FUNDING LLC,

as a Noteholder

By: ___/s/ Radhika Hulyalkar_______________

Name: Radhika Hulyalkar

Title: Deputy Chief Financial Officer

AND34 FUNDING LLC,

as Collateral Agent

By: ___/s/ Radhika Hulyalkar_______________

Name: Radhika Hulyalkar

Title: Deputy Chief Financial Officer

 Signature Page to Third Amendment